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                                          497(e) File Nos. 33-6540 and 811-5033

                        SUPPLEMENT DATED OCTOBER 29, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997

                        LANDMARK INTERMEDIATE INCOME FUND


Currently, Landmark Intermediate Income Fund operates on a stand-alone basis; that is, it invests directly in investment securities. The Fund has the ability to convert to a two-tier, master/feeder structure whereby the Fund would invest all of its investable assets in a single investment company. At a meeting held on October 24, 1997, shareholders of the Fund approved an amendment to the Fund's Declaration of Trust and fundamental investment restrictions to allow the Fund to invest in one or more investment companies. Shareholders also approved a new Management Agreement with Citibank and a new Rule 12b-1 Service Plan for the Fund. The new Management Agreement and new Service Plan will become effective as of January 1, 1998.

Under the new Management Agreement, Citibank will be responsible for the overall management of the Fund's business affairs, and will provide investment advisory as well as administrative services to the Fund. Upon effectiveness of the new Management Agreement, the Fund's existing advisory and administrative services agreements will be terminated.

Under the new Management Agreement, the Fund will pay Citibank management fees equal on an annual basis to 0.70% of the Fund's average daily net assets. Advisory and administrative services fees currently payable by the Fund equal 0.60% of the Fund's average daily net assets on an annual basis.

Under the Fund's existing Rule 12b-1 Distribution Plan, the Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The existing Distribution Plan also permits the Fund to pay the distributor an additional fee (not to exceed on an annual basis 0.05% of average daily net assets) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. Under the new Service Plan, the Fund may pay monthly fees in an amount not to exceed 0.25% per annum of the Fund's average daily net assets for both distribution and service matters. Upon effectiveness of the new Service Plan, the existing Distribution Plan will be terminated.

It is not expected that the Fund's total expense ratio will increase after the new Management Agreement and new Service Plan become effective.

This Supplement does not apply to Landmark U.S. Government Income Fund.